UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2011

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1480 Route 9 North, Suite 301, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 877-1788

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RCLC, INC.
FORM 8-K INDEX

ITEM	PAGE

ITEM 7.01. REGULATION FD DISCLOSURE	2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3

Explanatory Note

As previously disclosed, on August 17, 2010 RCLC, Inc. (the “Company”) and certain of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey in Trenton, New Jersey (the “Bankruptcy Court”) under Chapter 11 of the United States Bankruptcy Code (administered under the caption, In re RCLC, Inc. f/k/a Ronson Corporation et. al. Case No. 10-35313 (MBK)).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 7.01	Regulation FD Disclosure

On March 24, 2011, the Bankruptcy Court entered an order approving the First Amended Disclosure Statement for the First Amended Joint Plan of Liquidation of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a/ Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code (“Disclosure Statement”) (including the Exhibit A, the First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a/ Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code (“Joint Plan”) and Exhibit B, the Bankruptcy Court Order approving the Disclosure Statement), attached as Exhibit 99.1 to this Form 8-K.

Under the provisions of the Joint Plan, the Priority Claims, the Prepetition Credit Facility Claims, the Getzler Henrich Claim, and the Other Secured Claims, as those terms are defined in the Joint Plan, have either been satisfied in full or will be satisfied in full following the confirmation of the Joint Plan.  Subject to the requisite approval of holders of the the General Unsecured Claims (as defined in the Joint Plan), under the Joint Plan, the General Unsecured Claims, will not be fully satisfied .  If the Joint Plan is approved, as stated in the Joint Plan, the Company estimates that the General Unsecured Creditors (as defined in the Joint Plan) of the Company will ultimately receive approximately 5% of the amount of their claims, the General Unsecured Creditors of RA Liquidating Corp.(“RAL”) will receive approximately 44% of their claims, and the General Unsecured Creditors of RCPC Liquidating Corp. (“RCPC”) will receive approximately 29% of the amount of their claims.

The equity holders of the Company, RAL and RCPC will receive no distribution under the Joint Plan and their interests will be cancelled upon confirmation of the Joint Plan.

The Disclosure Statement, the Joint Plan, and the ballots and other voting materials will be mailed to General Unsecured Creditors on or about March 30, 2011.  The voting deadline is 5:00 p.m. Pacific Daylight Time on April 21, 2011.  The Joint Plan will be approved if at least 50% of the General Unsecured Creditors voting have voted in favor of the Joint Plan and at least 2/3 of the dollar amount of the claims of General Unsecured Creditors voting have voted in favor of the Joint Plan.  The hearing for confirmation of the Joint Plan is scheduled to commence on April 28, 2011.  Following confirmation of the Joint Plan, the remaining assets of the Company, RAL and RCPC will be transferred to a liquidating trust for distribution in accordance with the Joint Plan.

The foregoing summary set forth in response to this Item 7.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Disclosure Statement and the Joint Plan attached as Exhibit 99.1 to this Form 8-K.

Upon the closing of the sale of the Company’s Aviation Division on October 15, 2010, the Company ceased to have operations, other than to effectuate its wind-down and approve its liquidation plan by the Bankruptcy Court.  There will be no proceeds available for distribution to shareholders of the Company.

Other Available Information

The Company’s informational filings with the Bankruptcy Court, including the Monthly Operating Reports and additional information about the Debtors’ filing under Chapter 11 of title 11 of the United States Code, are available to the public at the office of the Clerk of the Bankruptcy Court, Clarkson S. Fisher US Courthouse, 402 East State Street, Trenton, New Jersey 08608 or through the Bankruptcy Court’s website at https://ecf.njb.uscourts.gov/ .

Limitation on Incorporation by Reference

The information in this Item 7.01 (and the exhibits hereto) are being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

Number	Description
99.1
First Amended Disclosure Statement (the “Disclosure Statement”) for the First Amended Joint Plan of Liquidation of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a/ Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code filed with the United States Bankruptcy Court for the District of New Jersey on March 23, 2011 (including Exhibit A (First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a/ Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code filed with the United States Bankruptcy Court for the District of New Jersey on March 23, 2011) and Exhibit B (Order of the Bankruptcy Court entered approving the Disclosure Statement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, Inc.

Date: March 29, 2011	By:	/s/ Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller

Exhibit Index

Number	Description
99.1
First Amended Disclosure Statement (the “Disclosure Statement”) for the First Amended Joint Plan of Liquidation of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a/ Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code filed with the United States Bankruptcy Court for the District of New Jersey on March 23, 2011 (including Exhibit A (First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a/ Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code filed with the United States Bankruptcy Court for the District of New Jersey on March 23, 2011) and Exhibit B (Order of the Bankruptcy Court entered approving the Disclosure Statement)